Filed pursuant to Rule 497(e)

File Nos. 033-12608 and 811-05059

HighMark Funds

Equity Funds

Fixed Income Funds

Asset Allocation Portfolios

Supplement dated September 9, 2011 to

the Retail Shares Prospectus dated December 1, 2010,

as supplemented January 4, 2011 and April 7, 2011,

the Fiduciary Shares Prospectus dated December 1, 2010,

as supplemented January 4, 2011 and April 7, 2011, and

the Statement of Additional Information dated December 1, 2010,

as supplement January 4, 2011

This supplement provides new and additional information beyond the information already contained in the Prospectuses and Statement of Additional Information and should be read in conjunction with the Prospectuses and Statement of Additional Information.

The following information supplements and supersedes any information to the contrary relating to HighMark Fundamental Equity Fund, HighMark Small Cap Value Fund, HighMark Diversified Equity Allocation Fund, HighMark Income Plus Allocation Fund (HighMark Income Plus Allocation Fund, together with HighMark Fundamental Equity Fund, HighMark Small Cap Value Fund and HighMark Diversified Equity Allocation Fund, the “Acquired Funds”), HighMark Core Equity Fund, HighMark Small Cap Advantage Fund, HighMark Capital Growth Allocation Fund and HighMark Growth & Income Allocation Fund (HighMark Growth & Income Allocation Fund, together with HighMark Core Equity Fund, HighMark Small Cap Advantage Fund and HighMark Capital Growth Allocation Fund, the “Acquiring Funds,” and the Acquiring Funds together with the Acquired Funds, the “Funds”), each a series of HighMark Funds (the “Trust”), contained in the Funds’ Prospectuses and Statement of Additional Information, each dated and supplemented as noted above.

At a meeting held on September 1, 2011, the Trust’s Board of Trustees (the “Board”) approved the reorganization of each Acquired Fund into the corresponding Acquiring Fund listed in the table below (each, a “Merger”) and the change of the name of each Acquiring Fund as listed in the table below:

HMKSK1020100

Acquired Fund	Acquiring Fund	Acquiring Fund Name Change
HighMark Fundamental Equity Fund	HighMark Core Equity Fund	HighMark Large Cap Core Equity Fund

HighMark Small Cap Value Fund	HighMark Small Cap Advantage Fund	HighMark Small Cap Core Fund

HighMark Diversified Equity Allocation Fund	HighMark Capital Growth Allocation Fund	HighMark Tactical Capital Growth Allocation Fund

HighMark Income Plus Allocation Fund	HighMark Growth & Income Allocation Fund	HighMark Tactical Growth & Income Allocation Fund

Subject to a number of conditions, it is currently expected that the Mergers will be completed on or around October 31, 2011 (the “Closing Date”). The Mergers will be effected at the relative net asset values of the Funds as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date. The Mergers will be effectuated by (i) transferring all of the assets of each Acquired Fund in exchange solely for Class A shares (“Class A Acquisition Shares”), Class C shares (“Class C Acquisition Shares”) and Fiduciary shares (“Class F Acquisition Shares”) of beneficial interest of its corresponding Acquiring Fund; (ii) the assumption by each Acquiring Fund of the liabilities of its corresponding Acquired Fund; (iii) the distribution of the Class A Acquisition Shares to the Class A shareholders of each Acquired Fund pro rata, with each Acquired Fund shareholder receiving Class A Acquisition Shares having a net asset value equivalent to the net asset value of the Class A shares that such shareholder owned of the Acquired Fund (provided, however, that with respect to HighMark Small Cap Value Fund the Class A Acquisition Shares of HighMark Small Cap Advantage Fund will be distributed to the Class A and Class B shareholders of HighMark Small Cap Value Fund pro rata within each such class, with each HighMark Small Cap Value Fund shareholder receiving Class A Acquisition Shares having a net asset value equivalent to the net asset value of the Class A or Class B shares, as applicable, that such shareholder owned of HighMark Small Cap Value Fund); the Class C Acquisition Shares to the Class C shareholders of each Acquired Fund pro rata, with each Acquired Fund shareholder receiving Class C Acquisition Shares having a net asset value equivalent to the net asset value of the Class C shares that such shareholder owned of the Acquired Fund; and the Class F Acquisition Shares to the Fiduciary shareholders of each Acquired Fund pro rata, with each Acquired Fund shareholder receiving Class F Acquisition Shares having a net asset value equivalent to the net asset value of the Fiduciary shares that such shareholder owned of the Acquired Fund; and (iv) the termination, dissolution and complete liquidation of each Acquired Fund. The Mergers will be done in accordance with agreements and plans of reorganization, which may be amended, modified or supplemented in accordance with the terms of such agreements and plans of reorganization or may be terminated at any time by the Board of Trustees of the Trust.

It is anticipated that each Merger will be tax-free to each Acquired Fund and its shareholders, such that no gain or loss will be recognized by shareholders as a direct result of the Mergers for U.S. federal income tax purposes. There is a chance that one or more Mergers will have some tax implications for some investors, including due to potential limitations on the use of pre-merger carryforward losses by the combined funds resulting from the Mergers. Further, a Merger may result in increased capital gain distributions to shareholders before or after the Merger, including as a result of the sale of portfolio securities in connection with the Merger. Additionally, Fund shareholders will not incur any sales load or similar transaction charges as part of the merger transactions. Please contact HighMark Funds at 1-800-433-6884 if you have questions about the Mergers or your account. HighMark Capital Management, Inc., the Funds’ investment adviser (“HCM”), has agreed to pay all Fund expenses associated with the Mergers. Consummation of each Merger does not require a vote of the shareholders of any Acquired Fund or the shareholders of any Acquiring Fund. Prior to each Merger, Acquired Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Prospectuses.

In connection with the change of the name of HighMark Core Equity Fund to HighMark Large Cap Core Equity Fund, effective as of the Closing Date, HighMark Large Cap Core Equity Fund will adopt a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its assets in equity securities of large capitalization companies.

In addition, in connection with the Mergers, HCM has agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B, Class C and Fiduciary Shares of HighMark Core Equity Fund (to be renamed HighMark Large Cap Core Equity Fund) (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) exceed 1.22%, 1.82%, 1.82% and 0.97%, respectively, for the period from the Closing Date to November 30, 2012.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquired or Acquiring Funds, nor is it a solicitation of any proxy. For more information regarding the Acquired or Acquiring Funds please call 1-800-433-6884 or visit HighMark Funds’ Web site at www.highmarkfunds.com.